UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

ENDEAVOR EMERGING OPPORTUNITIES FUND, LP
(Exact name of registrant as specified in its charter)

Delaware	000-53118	20-8870560

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)
4647 Saucon Creek Road, Suite 205
Center Valley, PA 18034

Registrant's telephone number, including area code: (610) 366-3922

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 1, 2013, Robert L. Lerner has resigned as Chairman and Manager of Bridgeton Fund Management, LLC, General Partner of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2013

ENDEAVOR EMERGING OPPORTUNITIES FUND, LP

By: Bridgeton Fund Management, LLC
Its General Partner

	By:	/s/Stephen J. Roseme
Stephen J. Roseme
Chief Executive, Principal Executive Officer and
Principal Financial Officer